UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

FIRST WESTERN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1900 16th Street, Suite 1200
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303.531.8100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	The Nasdaq Stock Market LLC

Explanatory Note

On January 3, 2022, First Western Financial, Inc., (“First Western”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced merger (the “Merger”) pursuant to the Agreement and Plan of Merger, dated July 22, 2021, with Teton Financial Services, Inc. (“Teton”), providing for the merger of Teton with and into First Western.

This Form 8-K/A amends the Initial 8-K to provide the financial statements and pro forma financial information described in parts (a) and (b) of item 9.01 below.  Except as otherwise provided in this Form 8-K/A, the Initial 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The audited consolidated financial statements of Teton as of December 31, 2020 and 2019, and for each of the years in the two-year period ended December 31, 2020, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Teton as of September 30, 2021, and for the nine-month period ended September 30, 2021, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2021, the unaudited pro forma condensed combined consolidated statement of income for the nine months ended September 30, 2021, and the unaudited pro forma condensed combined consolidated statement of income for the year ended December 31, 2020, required by this item are included as exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Fortner, Bayens, Levkulich & Garrison, P.C.
99.1

Audited consolidated financial statements of Teton as of December 30, 2020 and December 30, 2019 and for each of the years in the two-year period ended December 31, 2020, and the accompanying notes thereto.

99.2	Unaudited consolidated financial statements of Teton as of and for the nine months ended September 30, 2021.
99.3	Unaudited pro forma condensed combined consolidated financial statements of First Western as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: March 10, 2022	By: /s/ Scott C. Wylie
Scott C. Wylie

Chairman, Chief Executive Officer and President

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